UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2005

PEOPLES ENERGY CORPORATION
(Exact name of registrants as specified in their charters)

Illinois	1-5540	36-2642766
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 East Randolph Drive, 24th Floor Chicago, Illinois	60601-6207
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code: (312) 240-4000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The following information is being furnished pursuant to Item 2.02 and Item 7.01.

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure

On October 28, 2005, Peoples Energy Corporation issued a press release announcing financial results for fiscal year 2005 and disclosing, among other things, the company's earnings expectations for fiscal year 2006. A copy of the press release is attached to this Form 8-K as Exhibit 99. In addition, Peoples Energy will hold a webcast conference call with securities analysts to discuss fiscal year 2005 results on Friday, October 28, 2005, at 10:30 a.m. Central (11:30 a.m. Eastern). Instructions to obtain listening access to the webcast are included in the press release.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The following is furnished as an exhibit to this report.

Exhibit
Number	Description
99	Press release issued October 28, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrant)

October 28, 2005	By: /s/ THOMAS A. NARDI
(Date)	Thomas A. Nardi
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99	Press release issued October 28, 2005.